UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

PROCAP FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42995	39-2767031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, Floor 2
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(305) 938-0912

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 27, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of ProCap Financial, Inc. (the “Company”) approved the dismissal of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm, effective as of such date.

The audit report of MaloneBailey on the Company’s consolidated financial statements for the period from June 17, 2025 (inception) through December 31, 2025 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the period from June 17, 2025 (inception) through December 31, 2025 and the subsequent interim period through the date of MaloneBailey’s dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) except for the previously disclosed material weakness in internal control over financial reporting related to (i) inadequate segregation of duties and effective risk assessment, and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both GAAP and SEC guidelines.

The Company has provided MaloneBailey with a copy of the foregoing disclosure and has requested that MaloneBaily furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not MaloneBailey agrees with the statements made above. A copy of MaloneBailey’s letter, dated March 27, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 27, 2026, the Audit Committee approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately.

During the fiscal year ended December 31, 2025 and the subsequent interim period through the date of BDO’s engagement, neither the Company nor anyone acting on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 27, 2026, ProCap Financial, Inc. (the “Company”) held its exclusively virtual Annual Meeting of Stockholders (the “Annual Meeting”). As of February 10, 2026, the record date for the Annual Meeting, there were 83,422,775 shares of ProCap Common Stock, par value $0.001 per share (the “ProCap Common Stock”), outstanding and entitled to vote. The Annual Meeting was held to obtain the stockholder approvals necessary to complete the merger (the “Merger”) of Silvia Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into CFO Silvia, Inc., a Delaware corporation (“CFO Silvia”), pursuant to the Agreement and Plan of Merger, dated February 9, 2026, by and among the Company, Merger Sub, CFO Silvia, Inflection Points, Inc., and Shain Noor (the “Merger Agreement”), and to act on certain related matters. The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast.

Proposal No. 1 — Merger Proposal

The stockholders approved, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap Common Stock pursuant to the terms of the Merger Agreement.

For: 33,172,356	Against: 15,065,559	Abstain: 7,525

Proposal No. 2 — Director Appointment Proposal

The stockholders elected Eric Jackson as a Class I director of the Company to hold office for a three-year term until the annual meeting of stockholders to be held in 2029 and until his successor is duly elected and qualified.

Eric Jackson

For: 37,359,999	Withheld: 9,562,078	Abstain: 1,323,363

Proposal No. 3 — Equity Plan Amendment

The stockholders approved an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares of ProCap Common Stock authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices.

For: 33,103,985	Against: 13,867,806	Abstain: 1,273,649

Proposal No. 4 — Adjournment Proposal

The stockholders voted on whether to approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3.

For: 33,711,635	Against: 10,745,407	Abstain: 3,788,398

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP, dated March 27, 2026, addressed to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCAP FINANCIAL, INC.

Date: March 30, 2026	By:	/s/ Renae Cormier
	Name:	Renae Cormier
	Title:	Chief Financial Officer